Other Operating Income and Expenses	12 Months Ended
Mar. 31, 2019
Analysis of income and expense [abstract]
Other Operating Income and Expenses
Other Operating Income and Expenses

	JPY (millions) For the Year Ended March 31
	2017	2018	2019
Other operating income:
Change in fair value of contingent consideration liabilities (Note 21)	¥18,441	¥—	¥5,966
Gain on sales of property, plant and equipment and investment property	762	18,814	50,330
Gain on divestment of business to Teva Takeda Yakuhin (Note 14)	115,363	27,481	30,366
Gain on sale of shares of subsidiaries	—	106,337	56,625
Other	8,967	16,780	16,576
Total	¥143,533	¥169,412	¥159,863

Other operating expenses:
Donations and contributions	¥3,763	¥5,603	¥3,627
Restructuring expense (Note 23)	54,589	44,736	82,962
Loss on liquidation of foreign operations	—	41,465	2,112
Change in fair value of contingent consideration liabilities (Note 21)	—	10,523	—
Loss on sale of shares of subsidiaries	—	—	4,016
Other	14,529	24,228	10,442
Total	¥72,881	¥126,555	¥103,159

For the year ended March 31, 2018, the loss on liquidation of foreign operations primarily consists of the realization of cumulative translation loss recorded in the consolidated statement of income upon the liquidation of certain foreign operations. The gain on the sale of shares of subsidiaries relates to the sale of shareholding in Wako Pure Chemical Industries, Ltd.
For the year ended March 31, 2019, the gain on sales of property, plant and equipment and investment property primarily relates to the sale of the former headquarters in Tokyo. The gain on sale of shares of subsidiaries relates to the sale of shareholding in certain real estate properties, including the former Osaka headquarters, and the gain on the sale of 100% of the shares held in Guangdong Techpool Bio-Pharma Co., Ltd.